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                                                                    EXHIBIT 23.4

                      CONSENT OF COOPERS & LYBRAND L.L.P


CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of AccuStaff Incorporated on Form S-8 (Reg. Nos. 33-88262 and 333-06899) of our report dated June 19, 1996, on our audit of the financial statements of Openware Technologies, Inc. as of December 31, 1995 and for the year then ended, which report is included in this Report on Form 8-K.


                                       /s/ COOPERS & LYBRAND L.L.P.

Jacksonville, Florida
September 16, 1996